UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On March 8, 2010, Force Protection, Inc. (“Force Protection”) was awarded through its wholly-owned subsidiary, Force Protection Industires, Inc., a contract modification under its contract M67854-07-D-5031 with the U.S. Marine Corps Systems Command to extend the performance of 216 field representatives and associated support for the Independent Suspension System installations on the Mine Resistant Ambush Protocted (“MRAP”) Cougar vehicles at the MRAP Sustainment Facility in Kuwait. The contract modification has a value not to exceed $26.1 million. The award was made pursuant to a contract between Force Protection Industries, Inc. and U.S. Marine Corps Systems Command dated January 25, 2007 for the testing, production and sustainability for its MRAP vehicle program.

Item 8.01.     Other Events.

On March 11, 2010, Force Protection issued a press release announcing the March 8, 2010 contract modification from the U.S. Marine Corps System Command.  A copy of the press release issued on March 11, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These statements are based on beliefs and assumptions of Force Protection’s management, and on information currently available to management. These forward looking statements include, among other things: the growth and demand for Force Protection’s products and services, including its modernization, spares and sustainment business; the anticipated work completion dates for Force Protection’s products and services; the anticipated long-term demand for service, support and upgrade work to Force Protection’s fleet of vehicles; Force Protection’s execution of its business strategy and strategic transformation, including its opportunities to grow the business; and Force Protection’s expected financial and operating results, including its revenues, cash flow and gross margins for future periods. Forward-looking statements speak only as of the date they are made, and Force Protection undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, ability to effectively manage the risks in Force Protection’s business; the ability to develop new technologies and products and the acceptance of these technologies and products; the ability to obtain new orders for its vehicles and products; the other risk factors and cautionary statements listed in Force Protection’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in Force Protection’s Annual Report on Form 10-K for the year ended December 31, 2009.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives Award of $26.1 Million for Additional Field Service Support”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: March 12, 2010

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel and Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives Award of $26.1 Million for Additional Field Service Support”